PAX WORLD
                                                               ETHICAL INVESTING


                                                              Semi-Annual Report



                                                         PAX World Balanced Fund
                                                           PAX World Growth Fund
                                                       PAX World High Yield Fund




                                                                    30 June 2002

Dear Pax World Shareholders,

     The first half of 2002 proved to be another difficult period for stock market investors. What started out two years ago as a correction for overvalued stocks, mainly in technology, has now been exacerbated by a loss of faith in reported profitability. Investor confidence has been shaken further by accounting irregularities, over-compensated executives and a lack of oversight from boards of directors. While the scrutiny of a free press will bring issues of corporate accounting and accountability to the forefront, we hope that rules and regulations will be changed to prevent a recurrence of similar events. We anticipate that this will enable the investment community to move forward, stronger for all the turmoil.

     The issues of corporate governance, fairness in accounting and executive compensation are an integral part of the strength of our screens and research effort. We have been scrutinizing these issues in our social research and are now being even more vigilant in seeking out the best companies with honest management and ethical accountants.

     It has been our feeling for some time that executive compensation has been outrageously high. We are reminded of a story from the Depression Era involving Thomas J. Watson, Sr., as related by his son T.J. Watson, Jr. The senior Watson's compensation at IBM was based on a modest salary and a bonus of 5% of the company's net income. As earnings rose at IBM from the mid 1920's into the 1930's, Watson's pay climbed to $350,000. The press publicized this fact in an article labeling Watson as IBM's "$1,000 a day man" at the height of the Depression. Watson voluntarily went to the board and cut back his deal to 2.5% of profits. As IBM's fortunes continued to rise, Watson continued to reduce his share of the profits down to .25% by 1952.

     In today's corporate culture, it is almost unheard of for a CEO to reduce his or her compensation as a matter of conscience. Pax World will continue looking for companies that not only meet our financial criteria for investment but that also demonstrate, through responsible corporate governance, that they are run by people of integrity.

     Sincerely,

/s/ Laurence A. Shadek                      /s/ Thomas W. Grant

Laurence A. Shadek                          Thomas W. Grant
Chairman                                    President

August 20, 2002

Dear Pax World Shareholders,

     In the maelstrom of this year's stormy market shines a bright ray of hope. Recent headlines filled with reports of down markets and corporate malfeasance present an extraordinary opportunity for social investors to demonstrate the need for integrity and transparency. Let me begin with a brief update on Pax World's social activities.

     Last May, the shareholder resolution Pax World Balanced Fund co-filed with EMC Corporation received an astounding 32% of the vote. To put that number in context, we would have considered 6% a success. The resolution called for the company to report its efforts in nominating women and minorities to its board of directors, which was comprised of all white men. We supported another resolution that called for more independent directors, and it passed with 56% of the vote. Two months later, EMC announced the appointment of an independent, female director to its board. We applaud this move, which addresses the issues raised in both shareholder resolutions.

     In January, Pax World co-signed a letter to The Kroger Company, encouraging them to phase out the sale of mercury fever thermometers. According to the EPA, discarded mercury fever thermometers account for the single largest source of mercury pollution in municipal solid waste. The availability of safe alternatives makes this an unnecessary risk to our health and our environment. Shortly after our letter, Kroger announced that it would not replenish the supply of mercury fever thermometers on its shelves.

     We also participated in a meeting with Federated Department Stores (Pax World does not currently own shares of Federated). Federated is the world's largest department store company, and we added our voice to those urging them to carry RugMark certified area rugs, which are made without the use of child labor
- a widespread problem in the hand-knotted rug industry. Federated is interested in pursuing the matter, and both sides are taking additional steps.

     In April, we wrote to Securities and Exchange Commission Chairman Harvey Pitt, requesting that the SEC classify information pertaining to social and environmental risk as "material." If this information is so classified, companies will be required to disclose their exposure to social and environmental risk factors that could significantly affect their operations. The SEC indicated that it would take the matter under consideration, although it would not commit to further dialogue.

     The New York Stock Exchange is also looking at social issues. Its governing board recently invited public comment on a slate of proposed changes to the NYSE's listing requirements. Under consideration were such things as: a mandated majority of independent directors on corporate boards and exclusively independent directors on nominating, audit, and compensation committees; required shareholder votes on all equity compensation plans; and a requirement that CEO's certify control procedures and the accuracy of information provided to investors. These are exactly the type of measures that Pax World has been advocating through shareholder dialogue and proxy voting. At a meeting on August 1, 2002, the NYSE board accepted the proposed changes and has since submitted them to the SEC for regulatory approval. At this time, the SEC has not indicated when it will issue a final ruling.

     Pax World has always believed that ethical investments have an advantage over purely financial investments. Applying social standards to financial performance means that "What is the right thing to do?" is never separated from "What is the profitable thing to do?" Unfortunately, today's headlines are filled with examples of what happens when that mandate is ignored.

     Social investors are being presented with a rare opportunity. Phrases that are the hallmark of our industry, such as "corporate social responsibility", are being used by journalists, legislators, regulators, pundits, and even the President. We are heartened by this apparent change of course and, wherever possible, will continue to use our expertise to lead the way.

     Sincerely,


     /s/ Anita Green


     Anita Green
     Director of Social Research & Corporate Activity

     August 20, 2002

                                                               Table of Contents


                                TABLE OF CONTENTS


Chairman and President's Letter...............................Inside Front Cover
Social Research Director's Letter..............................................1

PAX WORLD BALANCED FUND, INC.
      Portfolio Manager's Comments.............................................5
      Portfolio Highlights.....................................................6
      Schedule of Investments..................................................7
      Financial Highlights....................................................13
      Statement of Assets and Liabilities.....................................14
      Statement of Operations.................................................15
      Statement of Changes in Net Assets......................................16


PAX WORLD GROWTH FUND, INC.
      Portfolio Manager's Comments............................................17
      Portfolio Highlights....................................................18
      Schedule of Investments.................................................19
      Financial Highlights....................................................21
      Statement of Assets and Liabilities.....................................22
      Statement of Operations.................................................23
      Statement of Changes in Net Assets......................................24


PAX WORLD HIGH YIELD FUND, INC.
      Portfolio Manager's Comments............................................25
      Portfolio Highlights....................................................27
      Schedule of Investments.................................................28
      Financial Highlights....................................................34
      Statement of Assets and Liabilities.....................................35
      Statement of Operations.................................................36
      Statement of Changes in Net Assets......................................37

Notes to Financial Statements.................................................38

                                                    Portfolio Manager's Comments
                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


                              CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER


Q. HOW DID THE PAX WORLD BALANCED FUND PERFORM DURING THE FIRST SIX MONTHS OF 2002?

A. During the first half of 2002, we witnessed a "disconnect" between the stock market and the U.S. economy. Numerous issues have eroded investor confidence, resulting in lower prices for the major indices. Meanwhile, the economy continues to exhibit signs of a recovery. Against this backdrop of divergence, the Pax World Balanced Fund had a total return of -5.42% for the first six months of 2002 versus the Lipper Balanced Fund Index total return of -6.04% for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2002?

A. While the Fund was not totally immune to the market sell-off, stock selection and a heavy weighting in cash and equivalents helped mitigate some of the volatility and contributed to our out performance of the Lipper Balanced Fund Index in terms of total return for the first six months of 2002. In particular, a strong performance and weighting in the utility sector was a positive factor in our year to date return. To a lesser degree, our transportation holdings and select consumer cyclical and technology companies performed well relative to the overall market.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING THE PERIOD?

A. We reduced positions in Johnson and Johnson, a health care products company, and Bemis, a major packaging concern. The equity issues eliminated from the Fund's portfolio included Bristol Myers (pharmaceuticals), Qwest Communication (telecommunications), and Cablevision Systems, a major cable TV operator.

     We added to an existing position in Wendy's, the third largest quick-service hamburger chain. We also increased our exposure to the transportation industry, with purchases of Ryder Systems, CNF and United Parcel Service. Companies new to the Fund's portfolio include Jefferson-Pilot, an insurance company, and Dean Foods, a leading manufacturer and distributor of fresh milk.

                                                            Portfolio Highlights
                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


KEY STATISTICS                                         TEN LARGEST  HOLDINGS
                                                                                         Percent of
                                                       Company                           Net Assets
Year-to-Date Change in                                 Peoples Energy Corp....................2.02%
   NAV ($19.91 to $18.83).............-$1.08           KeySpan Corp...........................1.74%
                                                       Baxter International, Inc..............1.64%
Year-to-Date Change in Total                           Intuit, Inc............................1.61%
   Net Assets ($1,161 to $1,081                        Tribune Co.............................1.61%
   million).....................-$80 million           American International
                                                          Group, Inc..........................1.61%
Year-to-Date Total Return*............-5.42%           Amgen, Inc.............................1.55%
                                                       Federal Home Loan Bank
1 Year Total Return*..................-9.33%              System 5.83%  Due 1-23-06...........1.42%
                                                       Wendy's International, Inc.............1.38%
3 Year Avg. Total Return*.............-0.62%           Federal Home Loan Bank
                                                          System 5.905% Due 12-23-02..........1.32%
5 Year Avg. Total Return*..............8.07%                                                  -----

10 Year Avg. Total Return*.............9.54%           Total.................................15.90%
                                                                                             ------


* Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

ASSET ALLOCATION  (Pie Chart)
US Stocks 52%
Foreign Stocks & Bonds 7%
US Bonds 25%
Cash & Equivalents 16%

SECTOR DIVERSIFICATION (Pie Chart)
Government Agency Bonds 21%
Industrials 3%
Cash & Equivalents 16%
Energy 2%
Consumer Discretionary 11%
Materials 1%
Health Care 10%
Telecommunication Services 5%
Utilities 8%
Financials 4%
Information Technology 7%
Corporate Bonds 5%
Consumer Staples 7%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                               NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                                  OF SHARES            VALUE

     STOCKS: 58.52%

     COMMON STOCKS: 57.21%

CONSUMER DISCRETIONARY: 10.57%
     A H Belo Corp. (BLC) Series A........................           331,000       $7,483,910
     Family Dollar Stores, Inc............................           275,000        9,693,750
     Koninklijke Philips Electronics, NV ADR..............           450,000       12,420,000
     Masco Corp...........................................           325,000        8,810,750
     RadioShack Corp. ....................................           350,000       10,521,000
     EW Scripps Co. Class A...............................           100,000        7,700,000
     Sony Corp. ADR.......................................           250,000       13,275,000
     Staples, Inc.........................................           400,000        7,880,000
     Starbucks Corp.......................................           550,000       13,667,500
     Tribune Co...........................................           400,000       17,400,000
     United Rentals, Inc..................................           250,000        5,450,000
                                                                                    ---------
                                                                                  114,301,910
                                                                                  -----------

CONSUMER STAPLES: 6.60%
     Avon Products, Inc...................................           150,000        7,836,000
     Comcast Corp. Class A ...............................           200,000        4,768,000
     Cox Communications, Inc. New Class A.................           300,000        8,265,000
     Dean Foods Co........................................           300,000       11,190,000
     General Motors Corp. Class H.........................           350,000        3,640,000
     Jones Apparel Group, Inc.............................           150,000        5,625,000
     Kroger Co............................................           400,000        7,960,000
     Supervalu, Inc. .....................................           291,300        7,145,589
     Wendy's International, Inc...........................           375,000       14,936,250
                                                                                   ----------
                                                                                   71,365,839
                                                                                   ----------

ENERGY: 2.28%........................................
     Baker Hughes, Inc....................................           250,000        8,322,500
     Equitable Resources, Inc.............................           225,000        7,717,500
     Tidewater, Inc.......................................           261,500        8,608,580
                                                                                    ---------
                                                                                   24,648,580
                                                                                   ----------

FINANCIALS: 3.69%....................................
     American International Group, Inc....................           255,000       17,398,650
     Jefferson Pilot Corp. ...............................           250,000       11,750,000
     UnumProvident Corp. .................................           225,000        5,726,250
     Washington Federal, Inc..............................           200,000        5,052,000
                                                                                   ----------
                                                                                   39,926,900
                                                                                   ----------


                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                                NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                                  OF SHARES            VALUE


     COMMON STOCKS, continued
HEALTH CARE: 10.11%
     Abbott Laboratories, Inc.............................           200,000       $7,530,000
     Amgen, Inc...........................................           400,000       16,752,000
     Apogent Technologies, Inc............................           475,000        9,770,750
     Baxter International, Inc............................           400,000       17,780,000
     Becton Dickinson & Co................................           127,100        4,378,595
     Edwards LifeSciences Corp............................           100,000        2,320,000
     Immunex Corp. New....................................           325,000        7,260,500
     Johnson & Johnson....................................           250,000       13,065,000
     Medtronic, Inc.......................................           250,000       10,712,500
     Stryker Corp. .......................................           250,000       13,377,500
     Sybron Dental Specialties............................           250,000        4,625,000
     Zimmer Holdings, Inc.................................            50,000        1,783,000
                                                                                    ---------
                                                                                  109,354,845
                                                                                  -----------

INDUSTRIALS: 3.25%...................................
     Fluor Corp. .........................................           150,000        5,842,500
     CNF, Inc.............................................           250,000        9,495,000
     Ryder Systems, Inc. .................................           275,000        7,449,750
     United Parcel Service, Inc. Class B..................           200,000       12,350,000
                                                                                   ----------
                                                                                   35,137,250
                                                                                   ----------

INFORMATION TECHNOLOGY: 7.53%
     Advent Software, Inc.................................           100,000        2,570,000
     AOL Time Warner, Inc.................................           375,000        5,516,250
     eBay, Inc............................................           175,000       10,783,500
     EMC Corp. (Mass.)....................................           350,000        2,642,500
     Fiserv, Inc..........................................           262,500        9,636,375
     Fuji Photo Film Co., Ltd. ADR........................           200,000        6,300,000
     Intuit, Inc..........................................           350,000       17,402,000
     Microsoft Corp.......................................           200,000       10,940,000
     Nokia Corp. ADR......................................           450,000        6,516,000
     SAP Aktiengesellschaft ADR...........................           375,000        9,108,750
                                                                                    ---------
                                                                                   81,415,375
                                                                                   ----------

MATERIALS: 1.12%
     Bemis, Inc...........................................            73,000        3,467,500
     Millipore Corp.......................................           225,000        7,195,500
     Mykrolis Corp........................................           118,442        1,398,800
                                                                                    ---------
                                                                                   12,061,800
                                                                                   ----------


                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                                NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                                  OF SHARES            VALUE


     COMMON STOCKS, continued
TELECOMMUNICATIONS SERVICES: 4.65%
     America Movil SA ADR.................................           250,000       $3,350,000
     AT&T Corp............................................           186,482        1,995,357
     AT&T Wireless Services, Inc..........................           600,000        3,510,000
     BellSouth Corp. .....................................           400,000       12,600,000
     SBC Communications, Inc..............................           400,000       12,200,000
     Telefonos de Mexico, SA ADR
          (representing ordinary shares L)................           200,000        6,416,000
     Vodafone Group PLC ADR...............................           750,000       10,237,500
                                                                                   ----------
                                                                                   50,308,857
                                                                                   ----------

UTILITIES: 7.41%
     American Water Works, Inc............................           223,500        9,657,435
     DPL, Inc.............................................           450,000       11,902,500
     KeySpan Corp.........................................           500,000       18,825,000
     NiSource, Inc........................................           400,000        8,732,000
     Peoples Energy Corp..................................           600,000       21,876,000
     Questar Corp.........................................           206,200        5,093,140
     UGI Corp. New........................................           125,000        3,992,500
                                                                                    ---------
                                                                                   80,078,575
                                                                                   ----------

TOTAL COMMON STOCKS .................................                             618,599,931
                                                                                  -----------

     CONVERTIBLE PREFERRED STOCKS: 1.31%

CONSUMER STAPLES: 0.36%
     Suiza Foods Corp. Capital Trust II,
      5.500% Convertible Preferred........................            75,000        3,922,125
                                                                                    ---------

FINANCIALS: 0.48%
     Equity Residential Properties Trust
      7.250% Convertible Preferred
      Series G............................................           208,200        5,215,410
                                                                                    ---------

UTILITIES: 0.47%
     NiSource, Inc. 7.750% Series B
      Convertible Preferred...............................           120,000        5,062,800
                                                                                    ---------

TOTAL CONVERTIBLE PREFERRED STOCKS........................                         14,200,335
                                                                                   ----------

TOTAL STOCKS..............................................                        632,800,266
                                                                                  -----------


                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                             PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                     AMOUNT            VALUE


BONDS: 25.81%

     CORPORATE BONDS: 5.15%
CONSUMER DISCRETIONARY: 0.95%
     Sears Roebuck Acceptance Corp.
       6.000%, due March 20, 2003.........................        $5,000,000       $5,120,260
     Cox Communications, Inc. 6.690%,
       due September 20, 2004.............................         5,130,000        5,135,469
                                                                                    ---------
                                                                                   10,255,729
                                                                                   ----------


CONSUMER STAPLES: 2.38%
     General Mills, Inc. 7.000%, due
       September 16, 2002.................................         7,000,000        7,063,049
     Gillette Co., 144A, 3.750%, due
       December 1, 2004...................................         5,000,000        5,049,900
     Kellogg Corp. 4.875%, due
       October 15, 2005...................................         8,505,000        8,666,195
     General Mills, Inc. 5.125%, due
       February 15, 2007..................................         5,000,000        5,001,770
                                                                                    ---------
                                                                                   25,780,914
                                                                                   ----------

FINANCIALS: 0.48%
     American General Finance Corp.
      5.750%, due November 1, 2003........................         5,000,000        5,189,600
                                                                                    ---------

HEALTH CARE: 0.47%
     Baxter International, Inc. 5.250%,
       due May 1, 2007....................................         5,000,000        5,113,905
                                                                                    ---------

INFORMATION TECHNOLOGY: 0.38%.............................
     Compaq Computer Corp. 7.450%,
       due August 1, 2002.................................         4,000,000        4,013,276
                                                                                    ---------

TELECOMMUNICATION SERVICES: 0.49%.........................
     Vodafone Airtouch PLC 7.625%,
       due February 15, 2005..............................         5,000,000        5,326,370
                                                                                    ---------

TOTAL CORPORATE BONDS.....................................                         55,679,794
                                                                                   ----------


                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                AMOUNT            VALUE


     GOVERNMENT AGENCY BONDS: 20.66%
Federal Home Loan Bank System
     5.905%, due December 23, 2002........................       $14,000,000      $14,260,540
     7.250%, due February 14, 2005........................         5,000,000        5,165,900
     7.025%, due September 19, 2005.......................        10,000,000       10,553,200
     5.830%, due January 23, 2006.........................        15,000,000       15,310,500
     4.800%, due March 20, 2006...........................         5,000,000        5,078,250
     5.700%, due July 25, 2006............................        10,000,000       10,347,800
     5.625%, due July 26, 2006............................         7,000,000        7,310,380
     5.460%, due October 4, 2006..........................        10,000,000       10,254,800
     5.190%, due December 18, 2006........................         5,000,000        5,061,850
     5.490%, due January 8, 2007..........................         5,000,000        5,075,150
     5.715%, due January 11, 2007.........................         5,000,000        5,171,150
     5.300%, due January 25, 2007.........................        10,000,000       10,021,800
     5.150%, due January 29, 2007.........................        10,000,000       10,145,400
     5.230%, due March 5, 2007............................         5,000,000        5,089,400
     5.100%, due March 13, 2007...........................         5,000,000        5,078,950
     4.875%, due July 9, 2007.............................         5,000,000        5,019,285
                                                                                    ---------
                                                                                  128,944,355
                                                                                  -----------

Federal Home Loan Mortgage Corp.
     4.500%, due March 28, 2005...........................         5,000,000        5,070,700
     4.625%, due April 11, 2005...........................        10,000,000       10,155,100
     5.200%, due February 6, 2007.........................        10,000,000       10,147,200
                                                                                   ----------
                                                                                   25,373,000
                                                                                   ----------

Federal National Mortgage Association
     5.375%, due November 17, 2003........................         8,000,000        8,271,440
     4.230%, due March 28, 2005...........................        10,000,000       10,147,800
     6.920%, due November 8, 2005.........................        10,000,000       10,183,100
     5.875%, due February 6, 2006.........................        10,000,000       10,226,800
     4.375%, due July 3, 2006.............................         5,000,000        5,032,400
     5.750%, due July 26, 2006............................        10,000,000       10,026,600
     4.700%, due November 6, 2006.........................         5,000,000        5,035,700
     5.125%, due February 27, 2007........................         5,000,000        5,083,900
     5.000%, due March 12, 2007...........................         5,000,000        5,078,950
                                                                                    ---------
                                                                                   69,086,690
                                                                                   ----------

TOTAL GOVERNMENT AGENCY BONDS.............................                        223,404,045
                                                                                  -----------

TOTAL BONDS...............................................                        279,083,839
                                                                                  -----------


                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


PERCENT OF NET ASSETS,                                             PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                     AMOUNT            VALUE

     CERTIFICATES OF DEPOSIT: 0.12%

     South Shore Bank 2.050%,
       due October 11, 2002...............................        $1,000,000       $1,000,000
     Self Help Credit Union 1.990%, due
       November 28, 2002..................................           250,000          250,000
                                                                                      -------

TOTAL CERTIFICATES OF DEPOSIT.............................                          1,250,000
                                                                                    ---------



                                                                      NUMBER
                                                                   OF SHARES

MONEY MARKET SHARES: 16.74%

     Pax World Money Market Fund..........................       181,030,447      181,030,447
                                                                                 -----------

TOTAL INVESTMENTS: 101.19%................................                      1,094,164,552

     Cash and receivables, less
      liabilities: (1.19%)................................                        (12,820,297)
                                                                                   ----------

Net assets: 100%..........................................                     $1,081,344,255
                                                                               --------------

See notes to financial statements....................


                                                            Financial Highlights
                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                           Six Months
                                             Ended                                      Year Ended December 31
                                            June 30,           ---------------------------------------------------------------------
                                              2002              2001             2000            1999            1998         1997
                                              ----              ----             ----            ----            ----         ----
                                           (Unaudited)

Net asset value, beginning
  of period .......................           $19.91           $22.41           $23.40          $21.64          $18.52       $16.56
                                              -------          -------          -------         -------         -------      -------

Income (loss) from investment
    operations
  Investment income, net (A) ......              .18              .473             .513            .471            .468         .493
  Realized and unrealized gain
    (loss) on investments,  net (A)            (1.26)           (2.495)            .781           3.167           4.008        3.622
                                              -------          -------          -------         -------         -------      -------
      Total from investment
        operations ................            (1.08)           (2.022)           1.294           3.638           4.476        4.115
                                              -------          -------          -------         -------         -------      -------
Less distributions
  Dividends from investment
    income, net ...................               --              .472             .525            .459            .468         .503
  Distributions from realized gains               --               --             1.750           1.410            .880        1.650
  Tax return of capital ...........               --              .006             .009            .009            .008         .002
                                              -------          -------          -------         -------         -------      -------
    Total distributions ...........               --              .478            2.284           1.878           1.356        2.155
                                              -------          -------          -------         -------         -------      -------
Net asset value, end of period ....           $18.83           $19.91           $22.41          $23.40          $21.64       $18.52
                                              -------          -------          -------         -------         -------      -------

2.  TOTAL RETURN ..................            (5.42%)          (9.09%)           5.66%          17.23%          24.62%       25.12%

3.  RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses to average
  net assets (B) (C) ..............              .96%             .94%             .96%            .89%            .95%         .91%
Ratio of investment income, net,
  to average net assets (B) (C) ...             1.78%            2.27%            2.14%           2.05%           2.33%        2.67%
Portfolio turnover rate ...........            21.17%           37.50%           26.49%          21.09%          28.59%       13.88%
Net assets, end of period
  ('000,000s) .....................            $1,081           $1,161           $1,230          $1,065            $838         $629
Number of capital shares
  outstanding, end of period
  ('000s) .........................            57,413           58,346           54,903          45,499          38,712       33,971


(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.
(B) Unaudited ratios for the six months ended June 30, 2002 have been annualized.
(C) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.



ASSETS
Investments, at value - note A (cost - $1,027,856,974)........            $1,094,164,552

Cash..........................................................                13,463,398

Receivables
   Dividends and interest.....................................                 5,241,153
   Investment securities sold.................................                 1,677,167
   Dividend tax reclaim receivable............................                     2,822
                                                                                   -----

     Total assets.............................................             1,114,549,092
                                                                           -------------

LIABILITIES

Payables
   Capital stock reacquired...................................                21,306,395
   Withheld foreign dividend tax liability....................                    11,947
   Investment securities purchased............................                10,873,928

Accrued expenses
   Investment advisory fee - note B...........................                   446,363
   Transfer agent fee.........................................                   171,038
   Distribution expenses - note D.............................                   234,166
   Other accrued expenses....................... .............                   161,000
                                                                                 -------

      Total liabilities.......................................                33,204,837
                                                                              ----------

        Net assets (equivalent to $18.83 per share based on
           57,413,406 shares of capital stock outstanding)
           - note E...........................................            $1,081,344,255
                                                                          --------------

       Net asset value, offering price and redemption price
          per share ($1,081,344,255 / 57,413,406 shares
          outstanding)........................................                    $18.83
                                                                                  ------


See notes to financial statements

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2002


PAX WORLD BALANCED FUND, INC.


Investment income
   Income - note A
      Dividends
        Pax World Money Market Fund..............      $1,248,864
        Other investments........................       4,763,499            $6,012,363
                                                        ---------
     Interest (net of foreign withholding
        taxes of $58,081)........................                             9,534,298
                                                                       ----------------

          Total income...........................                            15,546,661

   Expenses
     Investment advisory fee - note B............       2,793,400
     Distribution expenses - note D..............       1,716,514
     Transfer agent fee..........................         526,352
     Printing and mailing........................         208,116
     Custodian fees - note F.....................         140,622
     Other.......................................          70,958
     Legal fees and related expenses
        - note B.................................          61,920
     Directors' fees and expenses - note B......           37,408
     Registration fees...........................          31,579
     Audit fees..................................          25,138
     State taxes (net of refund) ................        (161,582)
                                                         ---------

         Total expenses..........................       5,450,425

         Less: Fees paid indirectly - note F.....          (6,822)
                                                           ------

              Net expenses.......................                             5,443,603
                                                                              ---------

         Investment income, net..................                            10,103,058
                                                                             ----------

Realized and unrealized (loss) on
   investments - notes A and C
      Net realized (loss) on investments.........                            (9,020,883)
      Change in unrealized appreciation of
         investments for the period..............                           (63,610,494)
                                                                            ------------

            Net (loss) on investments............                           (72,631,377)
                                                                            ------------

            Net (decrease) in net assets
               resulting from operations.........                          $(62,528,319)
                                                                           -------------


See notes to financial statements

                                              Statement of Changes in Net Assets
                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.


                                                                                                                       Year Ended
                                                                                    Six Months Ended                  December 31,
                                                                                     June 30, 2002                        2001
                                                                                    ----------------                  ------------
                                                                                      (Unaudited)

(Decrease) in net assets
   Operations
      Investment income, net .......................................                    $10,103,058                     $27,000,242
      Net realized gain (loss) on investments ......................                     (9,020,883)                             12
      Change in unrealized appreciation of
         investments ...............................................                    (63,610,494)                   (143,182,467)
                                                                                    ---------------                 ---------------
            Net (decrease) in net assets
               resulting from operations ...........................                    (62,528,319)                   (116,182,213)
   Net equalization credits - note A ...............................                           --                           312,902
   Distributions to shareholders from
      Investment income, net ($-0- and $.472
         per share, respectively) - note A .........................                           --                       (27,246,052)
   Capital share transactions - note E .............................                    (17,532,314)                     74,136,447
                                                                                    ---------------                 ---------------
            Net (decrease) in net assets ...........................                    (80,060,633)                    (68,978,916)

Net assets
   Beginning of period .............................................                  1,161,404,888                   1,230,383,804
                                                                                    ---------------                 ---------------
   End of period [including undistributed
      investment income, net, of $10,133,053
      and $29,995, respectively] ...................................                 $1,081,344,255                  $1,161,404,888
                                                                                    ---------------                 ---------------


See notes to financial statements

                                                    Portfolio Manager's Comments
                                                                   June 30, 2002


PAX WORLD GROWTH FUND, INC.


                               PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF
     2002?

A. Against an extremely difficult market environment, the Pax World Growth Fund's relative market performance over the past six months was quite good. For the six months ending June 30, 2002, the Fund had a total return of -11.4%. This compared to a total return of -13.8% for the S&P 500 Index and -20.1% for the Lipper Multi-Cap Growth Index for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2002?

A. The Fund continued to maintain a fairly defensive posture with historically high cash reserves. Consumer staple companies, and particularly health care, were the largest holdings of the Fund. These traditionally defensive investments outperformed the market as a whole. The Fund also implemented a more aggressive policy with regard to recognizing which securities were not adding to the portfolio's value. As a result the Fund has eliminated several positions that were at a loss.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING THE PERIOD?

A. During the period, the Fund added to health care and retailing. Express Scripts, the second largest pharmacy benefits manager in the country, is the Fund's largest holding. An important addition to the portfolio was Anthem, Inc., a health benefits company serving over eight million members. On the sell side, we entirely eliminated the Fund's positions in the alternative energy markets; continued pressure from the Enron scandal was making it impossible for many of the companies in that market to obtain financing.

                                                            Portfolio Highlights
                                                                   June 30, 2002


PAX WORLD GROWTH FUND, INC.


KEY STATISTICS                                         TEN LARGEST  HOLDINGS
                                                                                         Percent of
                                                       Company                           Net Assets
Year-to-Date Change in NAV                             Family Dollar Stores, Inc..............6.76%
   ($9.23 to $8.18)...................-$1.05           United Parcel Service, Inc.
Year-to-Date Change in Total                              Class B.............................5.26%
   Net Assets ($24.82 to $23.47                        EBay, Inc. ............................5.25%
   million)...................-$1.35 million           Express Scripts, Inc. Class A..........5.12%
                                                       Washington Mutual, Inc.................4.74%
Year-to-Date Total Return*...........-11.38%           Masco Corp.............................4.62%
                                                       Jacobs Engineering
1 Year Total Return*.................-25.97%              Group, Inc..........................4.45%
                                                       Anthem, Inc............................4.31%
3 Year Avg. Total Return*............-12.02%           Caremark RX, Inc.......................4.22%
                                                       Whole Foods Market, Inc................4.11%
5 Year Avg. Total Return*.............-3.94%                                                  -----

6-11-97 to 6-30-02                                     Total.................................48.84%
  Avg. Total Return*..................-3.90%                                                 ------






*RATE OF RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL NOVEMBER 1, 1999. THE 3 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS -12.76%. THE 5 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS -4.43%. THE AVERAGE TOTAL RETURN FOR THE PERIOD JUNE 11, 1997 TO JUNE 30, 2002 WITH THE INITIAL SALES CHARGE DEDUCTED IS -4.38%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE SIX MONTH PERIOD ENDED JUNE 30, 2002. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

ASSET ALLOCATION (Pie Chart)
US Common Stock 85%
Cash & Equivalents 15%

SECTOR DIVERSIFICATION (Pie Chart)
Consumer Discretionary 20%
Health Care 15%
Cash & Equivalents 15%
Industrials 13%
Financials 12%
Consumer Staples 12%
Information Technology 7%
Energy 6%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2002


PAX WORLD GROWTH FUND, INC.


PERCENT OF NET ASSETS,                                           NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                             OF SHARES            VALUE

      COMMON STOCKS: 85.12%

CONSUMER DISCRETIONARY: 19.94%
      Family Dollar Stores, Inc......................            45,000       $1,586,250
      Lowes Companies, Inc. .........................            20,000          908,000
      Masco Corp. ...................................            40,000        1,084,400
      Nautilus Group, Inc............................            15,000          459,000
      Sonic Automotive, Inc..........................            25,000          643,750
                                                                              ----------
                                                                               4,681,400
                                                                              ----------

CONSUMER STAPLES: 11.88%
      Jones Apparel Group, Inc. .....................            20,000          750,000
      Ruby Tuesday, Inc..............................            35,000          679,000
      Ryan's Family Steak Houses, Inc. ..............            30,000          396,300
      Whole Foods Market, Inc........................            20,000          964,400
                                                                              ----------
                                                                               2,789,700
                                                                              ----------

ENERGY: 5.73%
      Equitable Resources, Inc.......................            20,000          686,000
      Tidewater, Inc.................................            20,000          658,400
                                                                              ----------
                                                                               1,344,400
                                                                              ----------

FINANCIALS: 11.86%
      Anthem, Inc....................................            15,000        1,012,200
      Washington Mutual, Inc.........................            30,000        1,113,300
      Willis Group Holdings..........................            20,000          658,200
                                                                              ----------
                                                                               2,783,700
                                                                              ----------

HEALTH CARE: 15.44%
      Caremark Rx, Inc...............................            60,000          990,000
      Express Scripts, Inc. Class A..................            24,000        1,202,640
      HCA, Inc.......................................            12,000          570,000
      Quest Diagnostics, Inc. .......................            10,000          860,500
                                                                              ----------
                                                                               3,623,140
                                                                              ----------

INDUSTRIALS: 12.90%
      American Standard, Inc.........................            10,000          751,000
      Jacobs Engineering Group, Inc..................            30,000        1,043,400
      United Parcel Service, Inc. Class B............            20,000        1,235,000
                                                                              ----------
                                                                               3,029,400
                                                                              ----------

                                                                   June 30, 2002


PAX WORLD GROWTH FUND, INC.


PERCENT OF NET ASSETS,                                           NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                             OF SHARES            VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY: 7.37%
      eBay, Inc......................................            20,000       $1,232,400
      Intuit, Inc....................................            10,000          497,200
                                                                                 -------
                                                                               1,729,600
                                                                              ----------
TOTAL COMMON STOCKS..................................                         19,981,340
                                                                              ----------

      MONEY MARKET SHARES: 12.91%

      Pax World Money Market Fund....................         3,029,827        3,029,827
                                                                               ---------

TOTAL INVESTMENTS: 98.03%............................                         23,011,167

      Cash and receivables,.........................
           less liabilities: 1.97%...................                            461,947
                                                                                 -------

Net assets: 100%.....................................                        $23,473,114
                                                                             -----------



See notes to financial statements

                                                            Financial Highlights
                                                                   June 30, 2002


PAX WORLD GROWTH FUND, INC.


The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the period in net asset value (based upon average number of shares outstanding)

                                           Six Months
                                             Ended                                      Year Ended December 31
                                            June 30,           ---------------------------------------------------------------------
                                              2002              2001             2000            1999            1998        1997(A)
                                              ----              ----             ----            ----            ----         ----
                                           (Unaudited)


Net asset value, beginning
   of period.....................            $ 9.23            $11.98           $14.28          $11.13          $ 9.66      $10.00
                                             ------            ------           ------          ------          ------      ------

   Income (loss) from investment
      operations
   Investment (loss), net........              (.03)             (.04)            (.02)           (.02)           (.04)       (.01)
   Realized and unrealized
      gain (loss) on
      investments, net...........             (1.02)            (2.71)           (2.28)           3.17            1.51        (.33)
                                             ------            ------           ------          ------          ------      ------
          Total from investment
             operations..........             (1.05)            (2.75)           (2.30)           3.15            1.47        (.34)
                                             ------            ------           ------          ------          ------      ------

Net asset value, end of period...            $ 8.18            $ 9.23           $11.98          $14.28          $11.13       $9.66
                                             ------            ------           ------          ------          ------      ------

2. TOTAL RETURN..................            (11.38%)           (22.95%)        (16.11%)         28.30%          15.22%      (3.40%)

3  RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses
   to average net assets (B)(C)..              1.51%             1.53%            1.56%           1.58%           1.62%       1.49%
Ratio of investment (loss), net,
   to average net assets (B).....              (.75%)            (.48%)           (.14%)          (.29%)          (.61%)      (.56%)
Portfolio turnover rate..........             65.64%            54.71%           83.97%          76.40%          96.72%      50.79%
Net assets, end of period
   ('000s).......................           $23,473           $24,820          $28,523         $22,068         $12,372      $4,605
Number of capital shares out-
  standing, end of period
  ('000s)........................             2,868             2,689            2,382           1,546           1,112         477


(A)  Period from June 9, 1997 (the date operations commenced) to December 31,
     1997.
(B) These ratios for the six months ended June 30, 2002 and the period ended December 31, 1997 have been annualized.
(C) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2002


PAX WORLD GROWTH FUND, INC.



ASSETS
Investments, at value - note A (cost - $23,471,498)...........               $23,011,167

Cash..........................................................                   449,043

Receivables
   Dividends and interest.....................................                     6,189
   Reimbursement of expenses from Adviser - note G............                     8,427
   Dividend tax reclaim receivable............................                       240
                                                                                     ---

        Total assets..........................................                23,475,066
                                                                              ----------

LIABILITIES

Payables
   Capital stock reacquired...................................                     1,952
                                                                                   -----

        Total liabilities.....................................                     1,952
                                                                                   -----

       Net assets (equivalent to $8.18 per share based
         on  2,868,014 shares of capital stock
         outstanding) - note E................................               $23,473,114
                                                                             -----------

       Net asset value and redemption price per share
         ($23,473,114 / 2,868,014 shares outstanding).........                     $8.18
                                                                                   -----


See notes to financial statements

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2002


PAX WORLD GROWTH FUND, INC.


Investment income (loss)
   Income - note A
      Dividends
        Pax World Money Market Fund..............         $27,003
        Other investments (net of foreign
            withholding taxes of $590)...........          64,323
                                                           ------
                 Total income....................                               $91,326
   Expenses
     Investment advisory fee - note B............         123,143
     Transfer agent fee..........................          41,913
     Distribution expenses - note D..............          36,021
     Legal fees and related expenses - note B....          23,048
     Audit fees..................................          22,772
     Custodian fees - note F.....................          19,002
     Printing and postage........................          15,504
     Directors' fees and expenses - note B.......          12,819
     Amortization of organization costs,
        deferred offering costs and deferred
        registration fees - note A...............           6,865
     State taxes.................................           4,360
     Other.......................................           2,202
     Registration fees - note A..................             659
                                                              ---
         Total expenses..........................         308,308

         Less: Fees paid indirectly - note F.....          (2,239)
                  Expenses assumed by
                    Adviser - notes B and G......        (120,941)
                                                         ---------
                  Net expenses...................                              185,128
                                                                               --------
         Investment (loss), net..................                              (93,802)
                                                                               -------

Realized and unrealized gain (loss) on
      investments - notes A and C
   Net realized (loss) on investments............                          (3,440,569)
   Change in unrealized (depreciation) of
       investments for the period................                              569,272
                                                                               -------
          Net (loss) on investments..............                           (2,871,297)
                                                                            ----------

          Net (decrease) in net assets
             resulting from operations...........                          $(2,965,099)
                                                                           -----------


See notes to financial statements

                                              Statement of Changes in Net Assets
                                                                   June 30, 2002


PAX WORLD GROWTH FUND, INC.


                                                                             Year Ended
                                                    Six Months Ended        December 31,
                                                      June 30, 2002             2001
                                                      -------------             ----
                                                       (Unaudited)

(Decrease) in net assets
   Operations
      Investment (loss), net.....................        $(93,802)            $(129,149)
      Net realized (loss) on investments.........      (3,440,569)           (5,398,848)
      Change in unrealized (depreciation)
              of investments for the period......         569,272            (1,464,990)
                                                          -------            -----------
          Net (decrease) in net assets
             resulting from operations...........      (2,965,099)           (6,992,987)

   Capital share transactions - note E...........       1,618,186             3,289,533
                                                        ---------             ---------
       Net (decrease) in net assets..............      (1,346,913)           (3,703,454)

Net assets
   Beginning of period...........................      24,820,027            28,523,481
                                                       ----------           -----------

   End of period (net of accumulated
      investment loss, net: $363,433 and
      $269,631, respectively)....................     $23,473,114           $24,820,027
                                                      -----------           -----------


See notes to financial statements

                                                    Portfolio Manager's Comments
                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q. HOW DID THE PAX WORLD HIGH YIELD FUND PERFORM DURING THE FIRST SIX MONTHS OF 2002?

A. Pax World High Yield Fund's total return for the six months ended June 30, 2002 was -4.56% versus the Lipper High Yield Bond Fund Index total return of -5.21% for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2002?

A. Our exposure to the cable industry, and to Adelphia Communications in particular, was a significant factor during the first half of 2002. In our first assessment of the Adelphia scandal, while we found reported management misconduct to be morally objectionable, we felt that the company was strong enough to survive, albeit under new management. We thought we could recover some of our losses by holding, instead of selling, the company's bonds. We held two press conferences on the issue calling for management's resignations and for greater accountability on the part of accountants and underwriters. By early June, the magnitude of the alleged malfeasance at Adelphia had increased to such a point that we sold the entire position at a loss.

     As a result of the perceived increased risk in the cable industry we substantially reduced our exposure until further disclosures are made with respect to cash flows and capital expenditures. We feel the cable industry still has a positive outlook as a result of its near monopoly position in local markets and its attractive product offerings. However, our ability to assess risk is based on the transparency of financial reports and the integrity of managements' disclosures. We expect the cable industry to improve disclosure and we will evaluate additional investments at that time.

     Another important factor that contributed to losses during this period was our exposure to the cellular industry. The Fund's largest position in that industry is Nextel Communications. While we feel positive about the company, its bonds have been volatile. When news of WorldCom's accounting fraud and the SEC's investigation of Qwest Communications hit the market in late June, Nextel's bond prices fell even though there was no negative news about its prospects.

     We ended the first half of the year with a relatively high cash position. We continue to maintain a more conservative than average credit profile for a

                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


     high-yield fund and hold approximately 60 companies in the portfolio. We are taking a cautious approach as continued weakness in the equity market over the summer can have a spillover effect, subsequently creating buying opportunities in the high-yield market.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING THIS PERIOD?

A. We sold Mediacom, a rural cable operator under pressure from the Adelphia-driven asset deflation trend in the cable industry. We sold two-thirds of our position in Charter Communications as we did not want to be over-weighted in any company that may undertake to purchase Adelphia assets. We took these actions as risk control measures in the short run and will be monitoring these companies closely to determine whether re-entry is prudent in the future. We sold Advanstar Communications whose bonds had recovered after large post 9/11 declines.

     We added to various homebuilding companies including Standard Pacific, which offers solar design in its Southern California developments. The home building industry benefits from interest rates at a 40 year low, and from the continued demand for new homes among home buyers with a wide range of income and demographic characteristics.

     We also added to supermarkets, food distribution and food production companies, since these are relatively recession resistant businesses. We added to Paperboard Industries, one of the few forest products companies that passes our social screens, and Saks, a retailer that has been paying down debt and improving its financial profile as a result.

                                                            Portfolio Highlights
                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


KEY STATISTICS                                              TEN LARGEST  HOLDINGS
                                                                                              Percent of
                                                            Company                           Net Assets
Year-to-Date Change in NAV                                  Dynacare, Inc. 10.750%
   ($8.50 to $7.83)...................-$0.67                   Due 01-15-06.......................4.14%
                                                            Premier International Foods
Year-to-Date Change in Total                                   PLC 12.000% Due 09-01-09............2.91%
   Net Assets ($16.26 to                                    Compagnie Generale de
   $18.74 million).............$2.48 million                   Geophysique 10.625% Due
                                                               11-15-07............................2.75%
Year-to-Date Distributions to                               Roundy's, Inc. 144A 8.875%
   Shareholders (per share)...........$0.295                   Due 6-15-12.........................2.68%
                                                            Hovnanian K Enterprises, Inc.
30 Day SEC Yield.......................7.51%                   144A 8.000% Due 04-01-12............2.62%
                                                            Health Care Property
Year-to-Date Total Return*............-4.56%                   Investors, Inc. Preferred
                                                               Series C 8.600%.....................2.25%
1 Year Total Return*..................-4.08%                Ingles Markets, Inc. 8.875%
                                                               Due 12-01-11........................2.08%
10-8-99 to 6-30-02 Avg.                                     Nextel Communications, Inc.
   Total Return*......................-0.76%                   9.375% Due 11-15-09.................2.04%
                                                            Weight Watchers International,
                                                               Inc. 13.000% Due 10-1-09............1.93%
* RATE OF RETURN FIGURES DO NOT INCLUDE THE                 Hanger Orthopedic Group,
1% CONTINGENT DEFERRED SALES CHARGE IMPOSED                    Inc. 10.375% Due 02-15-09.........  1.67%
ON SHARES OF THE FUND REDEEMED WITHIN SIX                                                        -------
MONTHS OF PURCHASE. TOTAL RETURN FIGURES
INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS                 Total.................................25.07%
DISTRIBUTIONS, AND CHANGES IN PRINCIPAL                                                           ------
VALUE AND REPRESENT PAST PERFORMANCE, WHICH
IS NO GUARANTEE OF FUTURE RESULTS.





ASSET ALLOCATION (Pie Chart)
US Bonds 67%
Cash & Equivalents 15%
Foreign Bonds 13%
Preferred Stocks 5%

SECTOR DIVERSIFICATION (Pie Chart)
Consumer Discretionary 29%
Information Technology 2%
Health Care 20%
Financials 3%
Consumer Staples 16%
Materials 3%
Cash & Equivalents 15%
Industrials 3%
Energy 4%
Telecommunication Services 5%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                                           NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                             OF SHARES            VALUE

      COMMON STOCKS: 0.00%

INDUSTRIALS: 0.00%

      Russell Stanley Holdings, Inc..................             4,000    $           0
                                                                           -------------

      PREFERRED STOCKS: 4.52%

HEALTH CARE: 4.52%
      Health Care Property Investors, Inc.
         8.700% Preferred Series B...................            10,500          266,385
      Health Care Property Investors, Inc.
         8.600% Preferred Series C...................            16,800          420,840
      Health Care Realty Trust, Inc.
         Preferred Series A..........................            6,400           160,064
                                                                                 -------

TOTAL PREFERRED STOCKS...............................                            847,289
                                                                                 -------


      CORPORATE BONDS: 80.46%                                 PRINCIPAL
                                                                 AMOUNT

CONSUMER DISCRETIONARY: 28.42%
      Echostar Broadband Corp., Senior Note,
         10.375%, due October 1, 2007................          $250,000          240,000
      Nebraska Book Co., 8.750%, due
         February 15, 2008...........................           250,000          245,000
      American Business Information, Senior
         Subordinated Note, 9.500%, due
         June 15, 2008...............................           250,000          238,750
      HMH Properties, Inc., Senior Note
         Series B, 7.875%, due August 1, 2008........           250,000          239,375
      Felcor Lodging LP, Senior Note, 9.500%,
         due September 15, 2008......................           250,000          255,000
      St. John Knits Int'l, Senior Subordinated
         Note, 12.500%, due July 1, 2009.............           290,000          309,938
      United Pan Europe Communications NV,
         Senior Note, 10.875%, due
         August 1, 2009..............................           250,000           33,750
      Charter Communications Holdings, Senior
         Note, 10.250%, due January 15, 2010.........           250,000          171,250
      Six Flags, Inc., Senior Note, 8.875%,
         due February 1, 2010........................           250,000          250,000


                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                AMOUNT            VALUE

      CORPORATE BONDS, continued

CONSUMER DISCRETIONARY, continued
      Meristar Hospitality Operating
         Partnership, Senior Note 144A,
         9.125%, due January 15, 2011................          $250,000         $240,000
      KB Home, 9.500%, due
         February 15, 2011...........................           250,000          258,125
      Toll Corp., Senior Subordinated Note,
         8.250%, due December 1, 2011................           250,000          252,500
      Corus Entertainment, Inc., Senior
         Subordinated Note, 8.750%, due
         March 1, 2012...............................           250,000          251,250
      United Auto Group, Inc., Senior
         Subordinated Note 144A, 9.625%,
         due March 15, 2012..........................           250,000          252,500
      Hovnanian K Enterprises, Inc., Senior
         Note 144A, 8.000%, due April 1, 2012........           500,000          490,000
      Hovnanian K Enterprises, Inc., Senior
         Subordinated Note 144A, 8.875%,
         due April 1, 2012...........................           250,000          247,188
      Beazer Homes USA, Inc., Senior Note
         144A, 8.375%, due April 15, 2012............           250,000          253,750
      Standard Pac Corp., New Senior
         Subordinated Note, 9.250%, due
         April 15, 2012..............................           250,000          252,500
      WCI Communities, Inc., GTD Senior
         Subordinated Note, 9.125%, due
         May 1, 2012.................................           250,000          249,375
      Cole National Group, Inc., Senior
         Subordinated Note 144A, 8.875%,
         due May 15, 2012............................           145,000          144,637
      Asbury Automotive Group, Inc., Senior
         Subordinated Note 144A, 9.000%,
         due June 15, 2012...........................           250,000          242,500
      CSC Holdings, Inc., Senior Note, 7.625%,
         due July 15, 2018...........................           250,000          183,432
      Woolworth Corp., 8.500%, due
         January 15, 2022............................            27,000           24,742
                                                                               ---------
                                                                               5,325,562
                                                                               ---------


                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                AMOUNT            VALUE

      CORPORATE BONDS, continued

CONSUMER STAPLES: 16.28%
      B&G Foods, Inc., Senior Subordinated
         Note 144A, 9.625%, due
         August 1, 2007..............................          $250,000         $257,500
      NBTY Inc., Senior Subordinated Note,
         Series B, 8.625%, due
         September 15, 2007..........................           264,000          263,340
      Bally Total Fitness Holding Corp., Senior
         Subordinated Note, Series D, 9.875%,
         due October 15, 2007........................           250,000          249,375
      Premier International Foods PLC,
         Senior Note, 12.000%, due
         September 1, 2009...........................           500,000          545,000
      Weight Watchers International, Inc.,
         Senior Subordinated Note, 13.000%,
         due October 1, 2009.........................           315,000          362,250
      Coinmach Corp., Senior Note 144A,
         9.000%, due February 1, 2010................           250,000          255,000
      Ingles Markets, Inc., Senior
         Subordinated Note, 8.875%, due
         December 1, 2011............................           390,000          390,000
      Roundy's, Inc., Senior Subordinated Note
         144A, 8.875%, due June 15, 2012.............           500,000          501,250
      Dean Foods Co., Shelf 1, 6.900%, due
         October 15, 2017............................           257,000          227,097
                                                                               ---------
                                                                               3,050,812
                                                                               ---------

ENERGY: 4.21%
      Ferrellgas Partners, LP, Senior
         Secured Note Series B, 9.375%,
         due June 15, 2006...........................            25,000           25,875
      Compagnie Generale De Geophysique,
         Senior Note, 10.625%, due
         November 15, 2007...........................           500,000          515,000
      BRL Universal Equipment, Senior
         Secured Note, 8.875%, due
         February 15, 2008...........................           250,000          248,750
                                                                               ---------
                                                                                 789,625
                                                                               ---------


                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                AMOUNT            VALUE

      CORPORATE BONDS, continued

FINANCIALS: 2.67%
      iStar Financial, Inc., Senior Note,
         8.750%, due August 15, 2008 ................          $250,000         $248,217
      Western Financial Bank, Subordinated
         Capital Note, 9.625%, due
         May 15, 2012 ...............................           250,000          251,250
                                                                                 -------
                                                                                 499,467
                                                                                 -------

HEALTH CARE: 15.38%
      Dynacare, Inc., Senior Note 10.750%,
         due January 15, 2006........................           750,000          776,250
      American Health Properties, Inc., Note,
         7.500%, due January 15, 2007................            68,000           72,229
      Hanger Orthopedic Group, Inc.,
         Senior Note, 10.375%, due
         February 15, 2009...........................           300,000          313,500
      Concentra Operating Corp., Senior
         Subordinated Note, Series B,
         13.000%, due August 15, 2009................           250,000          283,750
      Unilab Corp., Senior Subordinated Note,
         12.750%, due October 1, 2009................           153,000          179,775
      Insight Health Services Corp., Senior
         Subordinated Note, Series B,
         9.875%, due November 1, 2011................           250,000          252,500
      Universal Health Services, Inc., Note,
         6.750%, due November 15, 2011...............           250,000          253,925
      US Oncology, Inc., Senior Subordinated
         Note, 9.625%, due February 1, 2012..........           250,000          243,750
      Coventry Health Care, Inc., Senior
         Note, 8.125%, due February 15, 2012.........           250,000          256,250
      Fisher Scientific International, Inc.,
         Senior Subordinated Note 144A,
         8.125%, due May 1, 2012.....................           250,000          250,000
                                                                               ---------
                                                                               2,881,929
                                                                               ---------


                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                AMOUNT            VALUE

      CORPORATE BONDS, continued

INDUSTRIALS: 2.86%
      American Achievement Corp., Senior
         Note, Series B, 11.625%, due
         January 1, 2007.............................          $250,000         $259,063
      Russell Stanley Holdings, Inc., Senior
         Subordinated Note 144A, 9.000%,
         due November 30, 2008.......................            27,976           21,052
      Collins & Aikman Floorcovering, Senior
         Subordinated Note 144A, 9.750%,
         due February 15, 2010 ......................           250,000          256,250
                                                                                 -------
                                                                                 536,365
                                                                                 -------

INFORMATION TECHNOLOGY: 2.38%
      LSI Logic, 4.000%, due
        February 15, 2005............................           250,000          213,125
      Panamsat Corp., 144A, 8.500%, due
        February 1, 2012.............................           250,000          231,250
                                                                                 -------
                                                                                 444,375
                                                                                 -------

MATERIALS: 2.84%
      Paperboard Industries International, Inc.,
         Senior Note, 8.375%, due
         September 15, 2007..........................           270,000          264,600
      Messer Greisheim Holding, 10.375%,
         due June 1, 2011                                       250,000*         266,953
                                                                                 -------
                                                                                 531,553
                                                                                 -------

TELECOMMUNICATION SERVICES: 5.42%
      SBA Communications Corp., Senior
         Note, 10.250%, due February 1, 2009.........           250,000          151,250
      American Cellular Corp., Senior
         Subordinated Note, 9.500%, due
         October 15, 2009............................           250,000           46,250
      Nextel Communications, Inc., Senior
         Serial Note, 9.375%, due
         November 15, 2009...........................           750,000          382,500
      Telecorp PCS, Inc., Senior Subordinated
         Note, 10.625%, due July 15, 2010............           163,000          153,220


*Principal amount is in Euros; value is in US dollars as of June 30, 2002.

                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


PERCENT OF NET ASSETS,                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                                AMOUNT            VALUE

      CORPORATE BONDS, continued

TELECOMMUNICATION SERVICES, continued
      Tritel PCS, Inc., Senior Subordinated
         Note, 10.375%, due January 15, 2011.........          $135,000         $123,525
      Crown Castle Int'l Corp., Senior Note,
         9.375%, due August 1, 2011 .................           250,000          158,750
                                                                              ----------
                                                                               1,015,495
                                                                              ----------
TOTAL CORPORATE BONDS................................                         15,075,183
                                                                              ----------

      CERTIFICATES OF DEPOSIT: 1.07%

      Wainwright Bank & Trust Co., 2.280%,
         due July 2, 2002............................           100,000          100,000
      Community Capital Bank 2.100%, due
         December 7, 2002............................           100,000          100,000
                                                                                 -------

TOTAL CERTIFICATES OF DEPOSIT........................                            200,000
                                                                                 -------


                                                                 NUMBER
                                                              OF SHARES
      MONEY MARKET SHARES: 9.83%

      Pax World Money Market Fund....................         1,842,472        1,842,472
                                                                               ---------

TOTAL INVESTMENTS: 95.88%............................                         17,964,944

      Cash and receivables, less
         liabilities: 4.12%..........................                            771,471
                                                                                 -------

Net assets: 100%.....................................                        $18,736,415
                                                                             -----------


See notes to financial statements

                                                            Financial Highlights
                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                               Six Months
                                                  Ended                        Year Ended December 31
                                               June 30, 2002         2001                2000            1999(A)
                                               -------------         ----              -------------------------
                                               (Unaudited)
Net asset value, beginning of period ..........    $8.50             $8.74             $9.67             $10.00
                                                   -----             -----             -----             ------

Income (loss) from investment operations
   Investment income, net .....................      .295              .750              .878               .093
   Realized and unrealized (loss) on
      investments and foreign currency,
         net ..................................     (.670)            (.240)            (.930)             (.330)
                                                    -----             -----             -----              -----
         Total from investment operations .....     (.375)             .510             (.052)             (.237)
                                                    -----              ----             -----              -----

Less distributions
    Dividends from investment income, net .....      .295              .750              .878               .093
                                                     ----              ----              ----               ----

Net asset value, end of period ................    $7.83             $8.50             $8.74              $9.67
                                                   -----             -----             -----              -----

2. TOTAL RETURN ...............................    (4.56%)            5.82%             (.58%)            (2.46%)

3. RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses to average net
   assets (B)(C) ..............................     1.51%             1.57%              .92%              2.01%
Ratio of investment income, net, to
   average net assets (B) .....................     7.11%             8.42%             9.80%              6.40%
Portfolio turnover rate .......................    73.53%           194.33%           119.90%              7.10%
Net assets, end of period ('000s) .............   $18,736           $16,259           $10,340             $2,914
Number of capital shares outstanding,
   end of period ('000s) ......................     2,393             1,912             1,183                301


(A) Period from October 13, 1999 (the date investment operations commenced) to December 31, 1999.
(B) These ratios for the six months ended June 30, 2002 and the period ended December 31, 1999 have been annualized.
(C) These ratios are based upon total expenses, including the gross amount of custodian fees before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.



ASSETS
Investments, at value - note A (cost - $19,043,859)...........               $17,964,944

Cash..........................................................                   730,369

Receivables
   Dividends and interest ....................................                   441,101
   Investment securities sold.................................                   310,191
   Reimbursement of expenses from Adviser - note G............                     2,856
                                                                                   -----

     Total assets.............................................                19,449,461
                                                                              ----------

LIABILITIES

Payables
   Capital stock reacquired...................................                    12,238
   Investment securities purchased............................                   669,192
   Dividend payable - note A..................................                    27,898
   Withheld foreign interest tax liability....................                     3,718
                                                                                   -----

     Total liabilities........................................                   713,046
                                                                                 -------
       Net assets (equivalent to $7.83 per share based
          on 2,392,607 shares of capital stock outstanding)
          - note E............................................               $18,736,415
                                                                             -----------
       Net asset value, offering price and redemption
          price per share  ($18,736,415 / 2,392,607
          shares outstanding).................................                     $7.83
                                                                                   -----


See notes to financial statements

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


Investment income
   Income - note A
      Dividends
         Pax World Money Market Fund...................        $10,609
         Other investments.............................         37,016          $47,625
                                                                -------
      Interest (net of foreign withholding
         taxes of $198) ..............................                          716,844
      Other income.....................................                           9,565
                                                                                  -----
            Total income...............................                         774,034

   Expenses
     Investment advisory fee - note B..................         86,658
     Distribution expenses - note D....................         33,903
     Legal fees and related expenses - note B..........         21,162
     Audit fees........................................         20,983
     Custodian fees - note F...........................         20,785
     Printing and mailing..............................         14,799
     Directors' fees and expenses - note B.............          8,240
     Transfer agent fee................................          5,300
     State taxes.......................................          1,933
     Other.............................................          1,901
     Registration fees.................................            299
                                                                   ---
        Total expenses.................................        215,963

       Less:  Fees paid indirectly - note F............         (1,775)
                 Expenses assumed by Adviser
                    - notes B and G....................        (80,415)
                                                               --------
                 Net expenses..........................                         133,773
                                                                                -------

       Investment income, net..........................                         640,261
                                                                                -------

Realized and unrealized gain (loss) on investments
       and foreign currency - notes A and C
   Net realized (loss) on investments..................                      (1,699,749)
   Change in unrealized (depreciation) of
      investments for the period.......................                         140,092
                                                                                -------

     Net (loss) on investments and
        foreign currency...............................                      (1,559,657)
                                                                             -----------

     Net (decrease) in net assets resulting
        from operations................................                       $(919,396)
                                                                              ----------


See notes to financial statements

                                              Statement of Changes in Net Assets
                                                                   June 30, 2002


PAX WORLD HIGH YIELD FUND, INC.


                                                           Six Months        Year Ended
                                                         Ended June 30,     December 31,
                                                              2002              2001
                                                              ----              ----
                                                           (Unaudited)

Increase in net assets
   Operations
     Investment income, net..........................         $640,261      $1,169,453
     Net realized (loss) on investments
        and foreign currency.........................       (1,699,749)       (269,531)
     Change in unrealized (depreciation)
        of investments and foreign currency..........          140,092        (329,014)
                                                               -------        ---------
     Net increase (decrease) in net assets
         resulting from operations...................         (919,396)        570,908
   Distributions to shareholders from:
     Investment income, net (aggregate
        of $.295 and $.750, respectively)............         (640,261)     (1,169,453)
   Capital share transactions - note E...............        4,037,063       6,517,064
                                                             ---------       ---------
     Net increase in net assets......................        2,477,406       5,918,519


Net assets
   Beginning of period...............................       16,259,009       10,340,490
                                                            ----------       ----------
   End of period.....................................      $18,736,415      $16,259,009
                                                           -----------      -----------


See notes to financial statements

                                       Notes to Financial Statements (Unaudited)
                                                                   June 30, 2002


PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended.

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing primarily in high-yield, fixed income securities rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of Pax World Management Corp., the Fund's Adviser ("Adviser"), of comparable quality.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the Nasdaq national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued

                                                                   June 30, 2002


at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to June 30, 2002 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any.

The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization. The Balanced and Growth Funds use an amortization period based on the first call date for callable bonds. The High Yield Fund amortization period for callable bonds is to the most likely call date. Net discount accretion (premium amortization) for the six months ended June 30, 2002 and the year ended December 31, 2001 were $187,722 and $284,243, respectively, for the Balanced Fund and $(13,476) and $42,779, respectively, for the High Yield Fund. The Growth Fund did not hold any bonds during 2002.

REPURCHASE AGREEMENTS

The Growth and High Yield Funds may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. Any outstanding repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss. The Growth and High Yield Funds have not experienced any such losses and neither had any repurchase agreements outstanding at June 30, 2002.

                                                                   June 30, 2002


FEDERAL INCOME TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income tax provision is required.

The Growth and High Yield Funds' net realized capital losses of $5,398,848 and $269,531, respectively, for 2001 can be carried forward to future years to offset future net realized capital gains, through 2009.

EQUALIZATION - BALANCED FUND

The Balanced Fund previously used the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the dates of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares. The Growth and High Yield Funds do not use equalization. Effective January 1, 2002, the Balanced Fund discontinued the use of equalization.

Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

Any distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Growth Fund made no distributions in 2001 because (1) there was a net investment loss for the year and (2) a net realized capital loss.

Distributions of High Yield Fund investment income are accrued daily (based upon each day's investment income, net) and are paid monthly on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption. The High Yield Fund had no distributions of capital gains for either the six months ended June 30, 2002 or the year ended December 31, 2001 since there was a net realized capital loss of $1,699,749 in the six months ended June 30, 2002 and a net realized capital loss of $269,531 in the year ended December 31, 2001.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and

                                                                   June 30, 2002


liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ORGANIZATION COSTS - GROWTH FUND

Costs incurred in connection with the organization of the Growth Fund ($5,000) were paid by the Adviser. These costs were capitalized and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $500 for the six months ended June 30, 2002 is included on the statement of operations. Reference is made to note G.

DEFERRED OFFERING COSTS - GROWTH FUND

Costs incurred in connection with the initial offering of the Growth Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Growth Fund and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,213 for the six months ended June 30, 2002 is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES - GROWTH FUND

Initial state registration fees incurred by the Growth Fund were paid by the Adviser. The portion of the fees incurred for the initial registration of the Growth Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring, annual fee, was capitalized by the Growth Fund and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $2,152 for the six months ended June 30, 2002 is included on the statement of operations. Reference is made to note G. All recurring, annual registration fees are included on the Growth Fund's statement of operations.

FOREIGN CURRENCY TRANSACTIONS

All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are

                                                                   June 30, 2002


translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. The High Yield Fund had net realized foreign currency exchange losses of $84 and $820 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. Additionally, the High Yield Fund had net unrealized foreign currency exchange gains on interest receivable for the same periods of $62 and $215, respectively. Neither of the other two funds had any net realized or unrealized foreign currency exchange gains or losses for either period.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Advisory Agreements ("Agreements") between each of the three Funds and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. The Agreement with the Balanced Fund provides for payment by the Balanced Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Agreements with the Growth Fund and the High Yield Fund provide that in the event that the average net assets of each of the Funds are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each of the three Funds to be necessary or desirable and proper for the continuous operations of the Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the

                                                                   June 30, 2002


average daily net asset value of each of the Funds per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants;
(v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. No expense reimbursement was required for either the period six months ended June, 30, 2002 or the year ended December 31, 2001 for the Balanced Fund. For the Growth Fund, the Adviser was required to supply and assume a total of $109,557 and $193,271 respectively, for such services for the six months ended June 30, 2002 and the year ended December 31, 2001; additionally, the Adviser assumed, on a voluntary basis, expenses of $11,384 and $65,819, respectively, for the six months ended June 30, 2002 and the year ended December 31, 2001. For the High Yield Fund, the Adviser was required to supply and assume a total of $78,813 and $156,749 for such services for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively; additionally, the Adviser assumed, on a voluntary basis, expenses of $2,232 and $76,387 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. Reference is made to note G.

Directors of each Fund are paid by that Fund for attendance at that Fund's directors' meetings. In addition, members of each Fund's audit committee are paid by each Fund for attendance at that Fund's audit committee meetings.

Two officers of the Balanced Fund, who are also directors of the Balanced Fund, are also officers and directors of the Adviser. Two other officers of the Balanced Fund, who are not directors of the Balanced Fund, are also officers of the Adviser.

Two officers of the Growth Fund, who are also directors of the Growth Fund, are also officers and directors of the Adviser. Another officer of the Growth Fund, who is not a director of the Growth Fund, is also an officer and director of the Adviser. Two other officers of the Growth Fund, who are not directors of the Growth Fund, are also officers of the Adviser.

Two officers of the High Yield Fund, who are also directors of the High Yield Fund, are also officers and directors of the Adviser. An officer of the High Yield Fund, who is not a director of the High Yield Fund, is an officer and director of the Adviser. Two other officers of the High Yield Fund, who are not directors of the High Yield Fund, are also officers of the Adviser.

                                                                   June 30, 2002


During the six months ended June 30, 2002, the Funds incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Funds. Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three Funds:

                     Fund                            Amount
                     ----                            ------

                     Balanced                       $61,920
                     Growth                          23,048
                     High Yield                      21,162

Substantially all of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the three Funds utilize to execute security transactions. Brokerage commissions paid to this firm during the six months ended June 30, 2002 and the year ended December 31, 2001 are as follows:

                    2002 (Unaudited)                        2001
                    ----------------                        ----

                               % of Total                       % of Total
 Fund               Amount     Commissions      Amount          Commissions
 ----               ------     -----------      ------          -----------

Balanced         $84,770           26.7%        $318,150             32.7%
Growth             18,273          41.2%          38,919             76.7%
High Yield          1,494           1.3%           9,039              5.1%


NOTE C - INVESTMENTS

Purchases and proceeds from sales of investments for the three Funds for the six months ended June 30, 2002 are as follows:

                           Purchases                         Proceeds
                           ---------                         --------
                                      U.S.                             U.S.
                                   Government                        Government
 Fund           Investments*      Agency Bonds    Investments*      Agency Bonds
 ----           ------------      ------------    ------------      ------------

Balanced        $113,480,937      $94,862,925      $95,896,186      $143,400,000
Growth            14,855,074                -       13,807,942                 -
High Yield        14,786,573                -       11,726,924                 -

*excluding short-term investments (primarily Pax World Money Market Fund) and U.S. Government agency bonds

Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain
(loss) for the six months ended June 30, 2002 for the three Funds would have been approximately the same.

                                                                   June 30, 2002


For Federal income tax purposes, the identified cost of investments owned at June 30, 2002 as well as the gross unrealized appreciation and depreciation of investments, and resulting net unrealized appreciation (depreciation) as of June 30, 2002 were as follows for the three Funds:

                 Identified
                   cost of                                              Net
                 investments         Gross            Gross         unrealized
                 for Federal      unrealized       unrealized      appreciation
Fund          income tax basis   appreciation     depreciation    (depreciation)
----          ----------------   ------------     ------------    --------------

Balanced        $1,027,856,974   $136,330,005     $70,022,427       $66,307,578
Growth              23,471,498        860,470       1,320,801          (460,331)
High Yield          19,043,859        254,041       1,332,956        (1,078,915)


NOTE D - DISTRIBUTION EXPENSES

Each of the Funds maintains a distribution expense plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). Each Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

                                                                   June 30, 2002


NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock for the three Funds were as follows:

BALANCED FUND

                           Six Months Ended                 Year Ended
                            June 30, 2002                December 31, 2001
                            -------------                -----------------
                       Shares           Dollars        Shares        Dollars
                       ------           -------        ------        -------
                             (Unaudited)

Shares sold.......    15,474,236     $303,783,527    11,203,804    $233,654,175
Shares issued in
  reinvestment of
  distributions...             2               40     1,238,598      25,268,710
                      ----------        ---------     ---------      ----------
                      15,474,238      303,783,567    12,442,402     258,922,885

Shares
  redeemed........   (16,406,878)    (321,315,881)   (8,999,243)   (184,786,438)
                     -----------     ------------    ----------    ------------


Net increase
  (decrease)......      (932,640)    $(17,532,314)    3,443,159     $74,136,447
                        --------     ------------     ---------     -----------


The components of net assets of the Balanced Fund at June 30, 2002 (unaudited), are as follows:

   Paid-in capital (75,000,000 shares of $1 par
      value authorized)..............................           $1,013,926,313
   Undistributed investment income...................               10,133,053
   Accumulated capital (loss) .......................               (9,022,689)
   Net unrealized appreciation of investments........               66,307,578
                                                                --------------

   Net assets........................................           $1,081,344,255
                                                                --------------


GROWTH FUND

                          Six Months Ended                   Year Ended
                            June 30, 2002                 December 31, 2001
                            -------------                 -----------------
                       Shares          Dollars          Shares        Dollars
                       ------          -------          ------        -------
                            (Unaudited)

Shares sold.......    1,743,466      $15,710,023      1,338,814     $13,333,805
Shares
  redeemed........   (1,564,891)     (14,091,837)    (1,031,253)    (10,044,272)
                     ----------      -----------     ----------     -----------

Net increase......      178,575       $1,618,186         307,561     $3,289,533
                        -------       ----------         -------     ----------

                                                                   June 30, 2002


The components of net assets of the Growth Fund at June 30, 2002 (unaudited), are as follows:

      Paid-in capital (25,000,000 shares of $1 par
       value authorized)................................         $33,135,585
      Accumulated net investment (loss).................            (363,433)
      Accumulated capital (loss)........................          (8,838,707)
      Net unrealized (depreciation) of investments......            (460,331)
                                                                 -----------

      Net assets........................................         $23,473,114
                                                                 -----------


HIGH YIELD FUND

                           Six Months Ended                 Year Ended
                             June 30, 2002               December 31, 2001
                             -------------               -----------------
                        Shares          Dollars         Shares          Dollars
                        ------          -------         ------          -------
                             (Unaudited)

Shares sold.......     1,468,684      $12,274,225      2,548,195    $22,486,295
Shares issued in
 reinvestment of
 distributions....        65,977          548,730         78,983        694,706
                          ------          -------         ------        -------
                       1,534,661       12,822,955      2,627,178     23,181,001
Shares
 redeemed.........    (1,053,864)      (8,785,892)    (1,898,314)   (16,663,937)
                      ----------       ----------     ----------    -----------

Net increase......       480,797       $4,037,063        728,864     $6,517,064
                         -------       ----------        -------     ----------


The components of net assets of the High Yield Fund at June 30, 2002 (unaudited), are as follows:

      Paid-in capital (25,000,000 shares of $1 par
       value authorized)................................         $21,782,812
      Undistributed capital (loss)......................          (1,967,544)
      Net unrealized (depreciation) of investments......          (1,078,915)
      Net unrealized appreciation on interest
       receivable in a foreign currency.................                  62
                                                                     -------

      Net assets........................................         $18,736,415
                                                                 -----------


NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

State Street Bank and Trust Company is the custodian bank for each of the three Fund's assets. The custodian fees charged by the bank are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Funds did

                                                                   June 30, 2002


not have such offset arrangements, they could have invested the amounts of the offset in income-producing assets.

NOTE G - EXPENSES ASSUMED BY ADVISER

BALANCED FUND

The Adviser has not been required to assume any expenses incurred by the Balanced Fund in recent years.

GROWTH FUND

The Adviser has assumed certain expenses incurred by the Growth Fund, some in accordance with the Advisory Agreement (note B) and has assumed others on a voluntary basis, as follows:

      Expenses assumed by the Adviser in accordance with
         the Advisory Agreement, including amortization
         of the organization costs for the period ($500)..........      $109,557

      Expenses assumed by the Adviser on a voluntary basis
         Recurring registration fees..............................           659
         State and foreign taxes..................................         4,360
         Amortization of deferred offering costs..................         4,213
         Amortization of deferred registration fees...............         2,152
                                                                           -----

      Total expenses of the Growth Fund assumed
         by the Adviser...........................................      $120,941
                                                                        --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the Growth Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.46% to 1.49% for the six months ended June 30, 2002. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.51% for six months ended June 30, 2002.)

Reference is made to notes A and B.

HIGH YIELD FUND

The Adviser has assumed certain expenses incurred by the High Yield Fund, some in accordance with the Advisory Agreement (note B) and has assumed

                                                                   June 30, 2002


others on a voluntary basis, as follows:

      Expenses assumed by the Adviser in accordance with
         the Advisory Agreement...................................       $78,183

      Expenses assumed by the Adviser on a voluntary basis
         Registration fees........................................           299
         State taxes..............................................         1,933
                                                                           -----

      Total expenses of the High Yield Fund assumed
        by the Adviser............................................       $80,415
                                                                         -------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the High Yield Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.38% to 1.49% for the six months ended June 30, 2002. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.51% for six months ended June 30, 2002.)

Reference is made to notes A and B.

NOTE H - DIVIDEND DECLARATION - BALANCED FUND

The Board of Directors has declared a dividend from the net Balanced Fund's investment income of $.18 per share, payable July 5, 2002, to shareholders of record on July 1, 2002.

NOTE I - STATE TAXES - BALANCED FUND

During the six months ended June 30, 2002, the Balanced Fund received a refund of estimated tax payments made to the State of New Hampshire during 2001.

PAX WORLD
ETHICAL INVESTING



         PAX WORLD
         222 State Street
         Portsmouth, NH   03801
         [GRAPHIC OMITTED]  800-767-1729

         WEB   www.paxfund.com
         EMAIL  info@paxfund.com

         For general fund information:
         [GRAPHIC OMITTED]  800-767-1729

         For shareholder account information:
         [GRAPHIC OMITTED]  800-372-7827

         For broker services:
         [GRAPHIC OMITTED]  800-635-1404

         Address all account inquiries to:

         PAX World
         P.O. Box 8930
         Wilmington, DE 19899





[GRAPHIC OMITTED]  Printed in USA on recycled paper